                                                                         Ex 99.1


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN           Please      [ ]
THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.          Mark Here
IF NO DIRECTION OF VOTE IS MADE, THIS PROXY WILL BE          for Address
VOTED FOR EACH OF ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.         Change or
                                                             Comments
                                                             SEE REVERSE SIDE

                                             FOR   AGAINST  ABSTAIN                                       FOR    AGAINST   ABSTAIN
ITEM 1. The issuance of our common           [ ]     [ ]      [ ]    ITEM 3. Our reincorporation from a   [ ]      [ ]       [ ]
stock to Alliance Entertainment Corp.                                Missouri corporation to a Delaware
stockholders in connection with the                                  corporation.
merger of Alliance with and into
Alligator Acquisition, LLC, our wholly                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3.
owned subsidiary, pursuant to an Agreement
and Plan of Merger dated as of November 18,
2004, by and among Source Interlink,
Alligator Acquisition, LLC and Alliance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" ITEM 1.
                                             FOR   AGAINST  ABSTAIN                                       FOR    AGAINST   ABSTAIN
ITEM 2. Amendment to our articles of         [ ]     [ ]      [ ]    ITEM 4. Grant of discretionary       [ ]      [ ]       [ ]
incorporation to effect an increase                                  authority to our board to adjourn
in the number of authorized shares                                   or postpone the special meeting
of our common stock from 40,000,000                                  to a later date, if necessary,
to 100,000,000.                                                      and to solicit additional proxies
                                                                     if there are not sufficient votes
THE BOARD OF DIRECTORS RECOMMENDS A VOTE                             in favor of the foregoing proposals.
"FOR" ITEM 2.
                                                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4.


                                           Dated:_________________________, 2005

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                 Signature if held jointly


                                            The signature should agree with the
                                            name on your stock certificate. If
                                            acting as attorney, executor,
                                            administrator, trustee, guardian,
                                            etc., you should so indicate when
                                            signing. If the signer is a
                                            corporation, please sign the full
                                            corporate name by duly authorized
                                            officer. If shares are held jointly,
                                            each shareholder should sign..

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK


           INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM
               EASTERN TIME THE DAY PRIOR TO SPECIAL MEETING DAY.


YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          INTERNET                                                 TELEPHONE                                         MAIL
HTTP://WWW.PROXYVOTING.COM/SORC                                 1-866-540-5760                                Mark, sign and date
Use the internet to vote your proxy.                     Use any touch-tone telephone to                      your proxy card and
Have your proxy card in hand               OR            vote your proxy. Have your proxy      OR              return it in the
when you access the web site, or                         card in hand when you call.                          enclosed postage-paid
vote your proxy thru ISD at:                                                                                       envelope.
http://www.melloninvestor.com/isd.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                      PROXY
                        SOURCE INTERLINK COMPANIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR SPECIAL MEETING OF SHAREHOLDERS,FEBRUARY 28, 2005 AT 10:00 A.M.

     The undersigned shareholder of Source Interlink Companies, Inc. (the "Company") hereby appoints S. Leslie Flegel and Douglas J. Bates and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 10:00 A.M. Eastern Daylight Savings Time on FEBRUARY 28, 2005, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

     Receipt of the Notice of Special Meeting of Shareholders dated JANUARY 21, 2005, the Proxy Statement furnished herewith.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

            YOU CAN NOW ACCESS YOUR SOURCE INTERLINK ACCOUNT ONLINE.

Access your Source Interlink shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Source Interlink, now makes it easy and convenient to get current information on your shareholder account.

 o View account status                  o View payment history for dividends
 o View certificate history             o Make address changes
 o View book-entry information          o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM

          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME

     INVESTOR SERVICEDIRECT(R) IS A REGISTERED TRADEMARK OF MELLON INVESTOR
                                  SERVICES LLC